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                                                                   EXHIBIT 10.50

                      SECOND AMENDMENT TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment"), effective as of the 13th day of November, 2001, is by and among COLORADO MEDTECH, INC. ("Medtech"), CIVCO MEDICAL INSTRUMENTS CO. INC. ("Civco"), and BIOMED Y2K, INC. ("Biomed") (Medtech, Civco, and Biomed shall be collectively referred to herein as "Borrower") and KEYBANK NATIONAL ASSOCIATION, a national banking association (the "Lender").

                                    RECITALS:

         A. On December 21, 2000, Borrower and Lender entered into that certain Credit Agreement (the "Credit Agreement") pursuant to which Lender agreed to extend credit to Borrower, on a revolving basis, in an aggregate principal amount at any time outstanding not in excess of $15,000,000 (the "Loan"), as evidenced by that certain Promissory Note dated December 21, 2000 (the "Note"), and secured by, among other items, a Security Agreement dated December 21, 2000, as amended by First Amendment to Security Agreement dated February 28, 2001 (the "Security Agreement") executed by Borrower and Lender. The Credit Agreement was amended by that certain First Amendment to Credit Agreement dated April 30, 2001 (the "First Amendment") to approve the sale and release of CMED Catheter and Disposables Technology, Inc. (an initial Borrower under the Loan) from its obligations under the Loan.

         B. Upon the terms and conditions set forth herein, Lender and Borrower desire to, among other things, amend the Credit Agreement by documenting Lender's approval of the release of Civco as a Borrower thereunder, releasing Civco from the Note and Security Agreement, and filing a UCC-3 to release the Civco assets from the UCC-1 Financing Statement filed by the Lender, all in accordance with a certain Revised Order of Preliminary Injunction, Case No. SACV 00-1149, United States District Court, Central District of California in the matter of Victor J. Wedel and Sherrill Wedel, as Plaintiffs and Colorado Medtech, Inc. and John V. Atanasoff, as Defendants (the "Civil Action").

         C. All references herein to the Loan Documents shall refer collectively to the Credit Agreement, Note, Security Agreement, and any other instruments or documents evidencing, securing or relating to the Loan, as amended by the First Amendment and this Second Amendment.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:


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         1. LENDER'S APPROVAL OF RELEASE OF CIVCO. Lender hereby consents to the release of Civco as a Borrower under Loan and as a party to the Loan Documents.

         2. MODIFICATION OF DEFINITION OF "BORROWER". The term "Borrower" as used in the Loan Documents is hereby modified to delete all references to Civco, and accordingly is hereby amended to collectively refer to, on a joint and several basis, Medtech and Biomed.

         3. AMENDMENT TO THE CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

            (a) The definition of "Maximum Amount" as set forth in Section 1.1 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

                "Maximum Amount" shall mean $5,000,000.

            (b) The definition of "Maturity Date" as set forth in Section 1.1 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

                "Maturity Date" shall mean July 1, 2002.

            (c) The definition of "Base Rate Margin" as set forth in Section 1.1 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

                "Base Rate Margin" shall mean two hundred (200) basis points."

            (d) The following definitions as set forth in Section 1.1 of the Credit Agreement shall be deleted: "Adjusted Tangible Capital", "Amortization Expense", "Capital Lease Obligations", "Current Assets", Current Liabilities", Depreciation Expense", "EBIT", "EBITDA", "Funded Debt", "Intangible Assets", "Interest Expense", "Interest Period", "LIBOR Rate", "LIBOR Rate Loan", "LIBOR Rate Margin", "LIBOR Reserve Requirements", "Net Income", "Subordinated Debt", "Tax Expense" and "Total Indebtedness".

            (e) The definition of "Business Day" as set forth in Section 1.1 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

                "Business Day" shall mean a day (other than a Saturday or Sunday) on which banks generally are open in Denver, Colorado for the conduct of substantially all of their commercial lending activities."

            (f) The definition of "Unused Fee Rate" as set forth in Section 1.1 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

                "Unused Fee Rate" shall mean fifty (50) basis points."

            (g) Section 2.1(ii) of the Credit Agreement shall be deleted in its entirety and replaced with the following"


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                  "(ii) Each advance under the Revolving Credit Loan (each such advance is referred to herein as a "Loan") shall constitute a Base Rate Loan and shall be made on such Business Day and in such amount (equal to $100,000.00 or any integral multiple thereof) as the Borrower shall request by written notice given to the Lender no later than 11:00 a.m. (Denver, Colorado time) on the date of disbursement of the requested Base Rate Loan."

            (h) Section 2.3(a)(i) and 2.3(b) of the Credit Agreement shall be intentionally deleted in their entirety and Section 2.3(a)(ii) of the Credit Agreement shall be deleted in its entirety and replaced with the following:

                  "(ii) With respect to any Base Rate Loan, at a rate per annum equal to the sum of the Base Rate and the Base Rate Margin in effect from time to time, which rate shall change when and as the Base Rate changes in accordance with this Agreement."


            (i) Section 2.4 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

                  "Interest Payments. The Borrower shall pay to the Lender
            accrued interest on the unpaid principal balance of each Base Rate Loan on the last date of each Calendar Quarter."

            (j) Section 2.5 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

                  "Prepayment.

                  (a) The Borrower may prepay any Base Rate Loan in whole, or in part, at any time or times.

                  (b) Without notice or demand, if the sum of the outstanding principal balance of the Loans shall at any time exceed the Borrowing Base, the Borrower shall immediately prepay the Loans to the extent necessary to eliminate such excess. Any payment received by the Lender under this Section 2.5(b) may be applied to the Borrower Indebtedness, in such order and in such amounts as the Lender, in its discretion, may from time to time determine."

            (k) Section 2.10 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

                  "Additional Costs. If either (i) any change in any law or
            regulation (or its interpretation), or (ii) the compliance with any guideline or request from any central lender or other governmental authority (whether or not


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            having the force of law), affects or would affect the amount of capital required or expected to be maintained by the Lender or any corporation controlling the Lender and the Lender determines that the amount of such capital is increased by or based upon the existence of the Loan (or commitment to make the Loan) and other extensions of credit (or commitments to extend credit) of similar type, then, upon demand by the Lender, the Borrower shall pay to the Lender from time to time as specified by the Lender additional amounts sufficient to compensate the Lender in the light of such circumstances, to the extent that the Lender reasonably determines such increase in capital to be allocable to the existence of the Lender's Loan (or commitment to make the Loan). A certificate of the Lender submitted to the Borrower as to such amounts shall be conclusive and binding for all purposes, absent manifest error. Upon notice from the Borrower to the Lender within five (5) Business Days after the Lender notifies the Borrower of any such additional costs pursuant to this Section 2.10, the Borrower may either (A) prepay in full the Loan if so affected, together with interest accrued thereon to the date of such prepayment, or (B) convert the Loan if so affected into a Loan of any other type not so affected upon not less than four (4) Business Days' notice to the Lender."

            (l) Section 2.11 of the Credit Agreement shall be intentionally deleted in its entirety.

            (m) The following shall be added as a new Section 5.5(d) to the Affirmative Covenants:

                  "(d) any settlement or other negotiated agreement entered into between Gen-Probe, Incorporated and Borrower in connection with a dispute regarding a certain development and manufacturing project."

            (n) The following sections of the Credit Agreement pertaining to the financial covenants required of Borrower shall be deleted in their entirety and shall no longer be applicable to Borrower: Section 6.9 - Current Ratio; Section
6.10 - Funded Debt to EBITDA Ratio; Section 6.11 - EBIT to Interest Expense Ratio; Section 6.12 - Total Indebtedness to Adjusted Tangible Capital. In addition, Lender hereby waives the EBIT to Interest Expense Ratio requirement for the quarters ending March 31, 2001 and June 30, 2001.

            (o) The following shall be added as new subsections (l) and (m) to
Article VII- Events of Default:

                  "(l) the Civil Action is not resolved satisfactorily to Lender on or before January 31, 2002. For purposes hereof, such Civil Action shall be deemed to have been resolved to the satisfaction of Lender if a final non-appealable judgment has been rendered, a settlement between the parties has been entered into, or such other disposition of the Civil Action has occurred which would not have a Material Adverse Effect; or


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                           (m) Borrower shall enter into a settlement agreement
         or shall have a monetary judgment entered against it by a court of competent jurisdiction for an amount, in either case, in which Borrower's liability or its contribution to a settlement is in excess of $2,000,000 in connection with a dispute or litigation between the Borrower and Gen-Probe, Incorporated."

         4. AMENDMENT TO NOTE.  The Note is hereby amended as follows:

            (a) The face amount of the Note shall be reduced from $15,000,000 to $5,000,000.

            (b) Paragraph 2 of the Note shall be deleted in its entirety and replaced with the following:

                  "Interest and Payments. The outstanding principal balance of this Note shall bear interest, from the date of each Advance made by Lender until repaid in full, at a per annum rate of interest equal to the Base Rate plus the Base Rate Margin, which interest shall be due and payable, quarterly in arrears, as provided in the Credit Agreement. Upon the Maturity Date or earlier upon termination of the Credit Agreement, the entire outstanding principal balance of this Note, together with all accrued but unpaid interest thereon and all other sums due hereunder, shall be due and payable in full. The Borrower shall have the right to prepay the outstanding principal balance of this Note, together with all accrued but unpaid interest thereon and all other sums due hereunder, in full or in part, as set forth in the Credit Agreement. All payments of principal, interest and any other sums on this Note due from the Borrower to Lender shall be made to Lender in lawful money of the United States of America in the manner set forth in the Credit Agreement."

         5. RELEASE FROM SECURITY AGREEMENT. Lender hereby releases Civco from any and all obligations as a Debtor under the Security Agreement, and agrees to execute a UCC-3 terminating that certain UCC-1 Financing Statement, File No. P170976, filed by Lender with the Iowa Secretary of State on March 8, 2001.

         6. LOAN DOCUMENT AMENDMENTS. Each of the Loan Documents is hereby amended to conform to the amendments to the Credit Agreement, the Note and the Security Agreement set forth in Paragraphs 1, 2, 3 and 4 and 5 above.

         7. CONDITIONS PRECEDENT. Notwithstanding anything to the contrary set forth herein, this Second Amendment shall not be effective until the following shall have occurred:

            (a) Borrower shall have delivered to Lender an amendment fee payment of $7,500.00.

         8. DOCUMENT RATIFICATION. Subject to the amendments set forth in Paragraphs 1, 2, 3, 4 and 5 above, all of the terms and conditions contained in the Credit Agreement and the other Loan Documents, shall remain unmodified and in full force and effect.


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         9. RELEASE. Except as specifically set forth herein, the execution of this Second Amendment by Lender does not and shall not constitute a waiver of any rights or remedies to which Lender is entitled pursuant to the Loan Documents, nor shall the same constitute a waiver of any default now existing or which may occur in the future with respect to the Loan Documents. Borrower hereby agrees that Lender has fully performed its obligations pursuant to the Loan Documents through the date hereof.

         10. REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWER. Borrower represents, warrants and covenants to Lender:

             (a) No default or event of default under any of the Loan Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.

             (b) There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Lender in connection with the Loan from the most recent financial statement received by Lender.

             (c) Each and all representations and warranties of Borrower in the Loan Documents, are accurate on the date hereof, except that contained in
Section 3.6 of the Credit Agreement, as to which the date for purposes of this Second Amendment shall be changed to June 30, 2001; and except that Schedule 3.9 to the Credit Agreement is replaced by Schedule 3.9 attached to this Second Amendment.

             (d) Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.

             (e) The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.

             (f) Borrower shall execute, deliver, and provide to Lender such additional agreements, documents, and instruments as reasonably required by Lender to effectuate the intent of this Second Amendment.

         11. CONTROLLING LAW. The terms and provisions of this Second Amendment shall be construed in accordance with and governed by the laws of the State of Colorado.

         12. BINDING EFFECT. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

         13. CAPTIONS. The paragraph captions utilized herein are in no way intended to interpret or limit the terms and conditions hereof, rather, they are intended for purposes of convenience only.

         14. COUNTERPARTS. This Second Amendment may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the


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same effect as if all parties hereto had signed the same signature page. Any signature page of this Second Amendment may be detached from any counterpart of this Second Amendment without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Second Amendment identical in form hereto but having attached to it one or more additional signature pages.

         15. DEFINED TERMS. Capitalized terms not defined herein shall have the same meaning as set forth in the Credit Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first above written.

                                        BORROWER:

                                        COLORADO MEDTECH, INC., a Colorado
                                        corporation

                                        By:          /s/ Stephen K. Onody
                                                 -------------------------------
                                        Name:        Stephen K. Onody
                                                 -------------------------------
                                        Its:         President
                                                 -------------------------------


                                        CIVCO MEDICAL INSTRUMENTS CO., INC.,
                                        and Iowa corporation

                                        By:          /s/ Stephen K. Onody
                                                 -------------------------------
                                        Name:        Stephen K. Onody
                                                 -------------------------------
                                        Its:         Vice President
                                                 -------------------------------


                                        BIOMED Y2K, INC., a Colorado corporation

                                        By:          /s/ Stephen K. Onody
                                                 -------------------------------
                                        Name:        Stephen K. Onody
                                                 -------------------------------
                                        Its:         President
                                                 -------------------------------


                                        LENDER:

                                        KEYBANK NATIONAL ASSOCIATION, a
                                        national banking association

                                        By:          /s/ Michelle K. Bushey
                                                 -------------------------------
                                        Name:        Michelle K. Bushey
                                                 -------------------------------
                                        Its:         Vice President
                                                 -------------------------------


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